                                                                    EXHIBIT 32.2

                                 CERTIFICATION PURSUANT TO
                                      18 U.S.C.ss.1350,
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company") on Form 10-QSB for the period ended  September 30, 2003 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Gary L. Cook, the Chief Financial Officer of the Company,  certify,  pursuant to
18 U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Gary L. Cook
-----------------------
Gary L. Cook
Chief Financial Officer
Dated: November 18, 2003